                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
               (Date of earliest event reported):  June 30, 1998



                             Citrix Systems, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-27084                   75-2275152
----------------------------       ------------            -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)            Identification No.)


         6400 N.W. 6th Way
     Fort Lauderdale, Florida                                  33309
----------------------------------------            ----------------------------
(Address of Principal Executive Offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (954) 267-3000
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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On June 30, 1998, Citrix Systems, Inc. (the "Company") completed its acquisition of all of the outstanding securities of APM Ltd. ("APM"), a company organized under the laws of England. APM, based in Cambridge, England, is engaged in consulting and development of application deployment, management and security products for Java. The Company intends to integrate the businesses of APM with the Company's existing operations.

         The transaction was valued at approximately US $41 million. The Company paid cash of approximately US $39 million and assumed net liabilities and transaction costs of approximately US $2 million. A substantial portion of the purchase price was allocated by the Company to in-process research and development for which the Company incurred a one-time charge to its operations, amounting to approximately US $34 million, in the quarter ended June 30, 1998. The source of the funds used in this acquisition was the Company's working capital, and this acquisition was accounted for by the Company as a purchase. The purchase price and terms for the transaction were determined in arms-length negotiations.

         Forward-looking statements in this report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press report which are not strictly historical statements, including, without limitation, statements regarding current or future financial performance, management's plans and objectives for future operations, product plans and performance, management's assessment of market factors, as well as statements regarding the strategy and plans of the Company and its strategic partners, constitute forward-looking statements which involve risks and uncertainties, including, without limitation, the successful and timely integration of APM into the Company and the Company's existing or future products, market acceptance of the Company's new or enhanced products, and the impact of competitive products and pricing, in addition to risks associated with the Company's reliance upon its strategic relationships with Microsoft and other strategic partners, dependence upon broad-based acceptance of the Company's ICA protocol, management of growth, the possibility of undetected software errors, and dependence on proprietary technology. For a more detailed description of the risk factors associated with the Company, please refer to the Company's 1997 Form 10-K and its Form 10-Q for the quarter ended March 31, 1998 filed with the Securities and Exchange Commission.
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                                     - 3 -

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired:  None required.

         (b)  Pro Forma Financial Information:  None required.

         (c)  Exhibits:
              --------

         Exhibit No.    Description
         -----------    -----------

          2.1 Agreement and Undertaking by and among the Non-Executive Directors of APM Limited, the Executive Directors of APM Limited, and Citrix Systems, Inc. (the "Agreement and Undertaking").*

          2.2 Recommended Offers by Citrix Systems, Inc. for APM Limited (the "Offer Document").*


     * The exhibits to the Agreement and Undertaking and Offer Document are not being filed herewith. The Agreement and Undertaking and Offer Document filed herewith contain a list briefly identifying the contents of all exhibits to such documents. The Company undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

     Agreement and Undertaking (Exhibit 2.1 hereto)
     ----------------------------------------------

     Exhibit 1-4   Employment Agreements
     Exhibit 5     Citrix Letter
     Exhibit 6     APM Disclosure Memorandum
     Exhibit 7-9   Forms of Acceptance
     Exhibit 10    Irrevocable Undertaking
     Exhibit 11    Offer Document
     Exhibit 12    Mutual Non-Disclosure Agreement

     Offer Document (Exhibit 2.2 hereto)
     -----------------------------------

     Selected financial data of APM for the 3 years ended December 31, 1995, December 31, 1996 and December 31, 1997.
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                                     - 4 -

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                        CITRIX SYSTEMS, INC.

July 15, 1998
                                        By:  /s/ James J. Felcyn, Jr.
                                             --------------------------------
                                             James J. Felcyn, Jr.
                                             Vice President - Finance and
                                             Administration, Chief Financial
                                             Officer
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                                     - 5 -


                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                           Description
-----------                           -----------

     2.1 Agreement and Undertaking by and among the Non-Executive Directors of APM Limited, the Executive Directors of APM Limited, and Citrix Systems, Inc.

     2.2       Recommended Offers by Citrix Systems, Inc. for APM Limited